Exhibit 10.1
Loan Number: 275704497
CHANGE IN TERMS AGREEMENT
     THIS CHANGE IN TERMS AGREEMENT (“Agreement”) is dated as of the 28th day of October, 2010 and is executed by and among LAKES ENTERTAINMENT, INC. (“Borrower”), LYLE BERMAN (the “Guarantor”) and CENTENNIAL BANK, f/k/a First State Bank (“Lender”).
     WHEREAS, Borrower executed and delivered to Lender on or about October 28, 2008 that certain $8,000,000.00 Secured Line of Credit Promissory Note (the “Promissory Note”) and pledged certain collateral more particularly described therein and Borrower and Guarantor collectively delivered that certain Unconditional Guaranty and other documents related to the foregoing, referenced in the foregoing or otherwise applicable to the subject transaction (said documents along with the Promissory Note being collectively referred to herein as the “Loan Documents”);
     WHEREAS, the Borrower has requested that the Lender modify and amend the maturity date that is applicable to the Promissory Note and the Loan Documents, and the Lender is willing to accommodate the Borrower;
     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions that are referenced and exchanged herein, and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:
     1. Amendment of Maturity Date. The definition of “Maturity Date” set forth in the Promissory Note is hereby modified and amended to mean “October 28, 2012.”
     2. General Amendment. In addition, all other provisions of the Loan Documents are hereby modified and amended so as to be consistent with the amendments set forth herein.
     3. Ratification and Reaffirmation of Debt. Borrower and Guarantor do hereby certify, represent, warrant and affirm to Lender the following, it being understood that such certifications and representations constitute and comprise material assurances upon which Lender is basing its decision to provide the accommodations referenced herein:
     a. Borrower and Guarantor hereby ratify and reaffirm all of Borrower’s and Guarantor’s financial and other obligations of every nature that are set forth and contained in the Loan Documents;
     b. Borrower and Guarantor agree and acknowledge that all Loan Documents are legal, valid and binding financial obligations that are enforceable against Borrower and Guarantor, as applicable, in accordance with their terms;
     c. Borrower and Guarantor agree and acknowledge that as of the date of this Agreement, the principal balance outstanding under the Loan Document is $0 and that the Borrower has $8,000,000 of credit available pursuant thereto;

Loan Number: 275704497
     d. Borrower and Guarantor agree and acknowledge that with respect to any amounts advanced under the Loan Documents as of the date of this Agreement, they have no defenses to their payment and performance obligations that are set forth in the Loan Documents and that Borrower’s and/or Guarantor’s default under the Loan Documents will entitle Lender to receive, without contest by Borrower or Guarantor, a judgment against Borrower and/or Guarantor and the right to foreclose, without contest by Borrower or Guarantor, its liens that are contained in the Loan Documents;
     e. Borrower and Guarantor agree and acknowledge that with respect to any amounts advanced under the Loan Documents as of the date of this Agreement, they possess no claims, counterclaims or offset rights of any nature, including any that would prohibit the Lender from enforcing its rights and remedies under the Loan Documents and to the extent such claims may exist, Borrower and Guarantor hereby waive them in their entirety;
     f. Borrower and Guarantor agree and acknowledge that the Lender has fully performed all of its obligations as set forth in the Loan Documents;
     g. Borrower and Guarantor agree and acknowledge that the priority of the liens created by the mortgage and the other Loan Documents in favor of the Lender to secure the performance of Borrower’s obligations under the Loan Documents shall not be disturbed or lost by the execution and performance of this Agreement; and
     h. Borrower and Guarantor agree and acknowledge that (i) Lender has not represented (either by express agreement, course of performance or otherwise) that it will agree to further modifications or amendments to the Loan, including without limitation, renewals, extensions, rate reductions or changes in the repayment schedule; (ii) Lender has no obligation to make such further modifications or amendments; and (iii) in the formulation and execution of their business plan, Borrower and Guarantor are not relying on the Lender agreeing to such modifications or amendments.
     i. Borrower and Guarantor agree and acknowledge that the original interest rate on and applicable to the Loan Documents is 8.95% and that the Loan Documents shall continue to accrue interest at that rate in accordance with the provisions set forth therein.
     4. Miscellaneous. This Agreement and the Loan Documents constitute the entire understanding and agreement between the undersigned parties with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned parties in connection therewith and except for the modification specifically set forth herein the Loan Documents shall remain in full force and effect. Neither this Agreement, nor the Loan Documents may be orally modified but may be amended only by written agreements executed by the original parties to said documents. Jurisdiction and venue associated with the enforcement of Lender’s rights and remedies hereunder and pursuant to the Loan Documents shall be vested solely and exclusively in an

Loan Number: 275704497
appropriate court of competent jurisdiction located in Faulkner County, Arkansas. Borrower waives Borrower’s right to a jury trial of any issues arising in connection with the enforcement of this Agreement or the Loan Documents. It is expressly agreed and understood that this Agreement may be executed in multiple counterparts and with multiple signature pages and that all signature pages, when attached to and assembled with this document, shall constitute and comprise a single document that is enforceable against all parties on all signature pages in accordance with this Agreement’s terms.
[Remainder of Page Intentionally Blank;
Signatures To Follow]

Loan Number: 275704497
[Signatures to Change in Terms Agreement]
     THIS CHANGE IN TERMS AGREEMENT has been executed as of the date set forth in the preface.

“BORROWER”

Lakes Entertainment, Inc.

By:	/s/ Timothy J. Cope

Title:	President
“GUARANTOR”

/s/ Lyle Berman

Lyle Berman

“LENDER”

Centennial Bank
f/k/a First State Bank

By:	/s/ Greg Sanson

Title:	Chief Lending Officer

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